Exhibit 10.1

Execution Version

Named executive equity agreement

THIS NAMED EXECUTIVE EQUITY AGREEMENT (this “Agreement”) is made and entered into as of November 23, 2020, by and among AVEPOINT, INC., a Delaware corporation (the “Company”), Apex Technology Acquisition Corp., a Delaware corporation (“Apex”) and [_________________] (“Executive”). The Company, Apex and Participant each may be referred to in this Agreement from time to time as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, the Company and Apex, concurrently with the execution and delivery of this Agreement, are entering into that certain Business Combination Agreement and Plan of Reorganization, dated as of the date hereof (the “Business Combination Agreement”), between the Company, Apex, Athena Technology Merger Sub, Inc. (“First Merger Sub”) and Athena Technology Merger Sub 2, LLC (“Second Merger Sub”) pursuant to which First Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly owned subsidiary of Apex (the “Surviving Corporation”) and promptly following the First Merger, but in any event on the same day as the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into Second Merger Sub (the “Second Merger”), with Second Merger Sub surviving the Second Merger as a wholly owned subsidiary of Apex. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Business Combination Agreement.

WHEREAS, the Company, Apex and Executive, concurrently with the execution and delivery of this Agreement and the Business Combination Agreement, are entering into that Stockholder Support Agreement, dated as of the date hereof (the “Stockholder Support Agreement”).

WHEREAS, Executive is a member of the Company’s senior leadership team and a Named Executive. Executive holds the number shares of Company Common Stock set forth under the headings “Cash-Settled Shares” (as adjusted pursuant to the Named Executive Pro Rata Cutback (if any) in accordance with the terms of the Business Combination Agreement, the “Executive Cash-Settled Shares”) and “Stock-Settled Shares” (as adjusted to offset a reduction in the Executive Cash-Settled Shares pursuant to the terms of the Business Combination Agreement, the “Executive Stock-Settled Shares”) on Schedule A hereto (collectively, the “Executive Shares”) and Company Options to acquire the number of shares of Company Common Stock set forth under the heading “Total Executive Options” on Schedule A hereto (the “Executive Options”).

AGREEMENTS

In consideration of the foregoing and the mutual agreements herein contained, the Parties hereto agree as follows:

SECTION 1. Named Executive Common Stock. On the Closing Date and immediately prior to the Effective Time, Executive shall contribute to Apex, free and clear of any Liens other than Liens under applicable securities Laws, (a) the Executive Cash-Settled Shares, and Apex shall accept from Executive the Executive Cash-Settled Shares in exchange for (i) an amount in cash equal to the (A) the product of the Per Share Amount, multiplied by the Executive Cash-Settled Shares, minus (B) an amount equal to the product of (x) the Named Executive Pipe Fees as determined in accordance with the Business Combination Agreement, multiplied by (y) the quotient of (I) the amount of cash payable in respect of the Executive Cash-Settled Shares and Executive Cash-Settled Options under this Agreement (prior to the reduction in this clause (B), divided by (II) the amount of cash payable in respect of all Named Executive Cash-Settled Shares and Named Executive Cash-Settled Options under the Named Executive Equity Agreements and the Business Combination Agreement prior to the reduction of any Named Executive PIPE Fees; provided, that portion of the Named Executive PIPE Fees allocated to Executive shall not exceed the amount set forth on Schedule B; and (ii) the number of shares of Apex Common Stock equal to the product of the Per Share Contingent Consideration (if any), multiplied by the Executive Cash-Settled Shares; and (b) the Executive Stock-Settled Shares in exchange for (i) a number of shares of Apex Common Stock equal to (A) the product of the Per Share Amount, multiplied by the Executive Stock-Settled Shares, divided by (B) $10.00; and (ii) the number of shares of Apex Common Stock equal to the product of the Per Share Contingent Consideration (if any), multiplied by the Executive Stock-Settled Shares, in each case in accordance with the Business Combination Agreement.

SECTION 2. Named Executive Cash-Settled Options. The Parties hereby agree that the Executive Options that are vested Company Options set forth on Schedule C hereto (the “Executive Cash-Settled Options”) shall be Named Executive Cash-Settled Options (as adjusted pursuant to the Named Executive Pro Rata Cutback (if any) in accordance with the terms of the Business Combination Agreement), subject to conversion in accordance with the terms of the Business Combination Agreement. All other Company Options held by Executive (as adjusted to offset a reduction in the Executive Cash-Settled Options pursuant to the terms of the Business Combination Agreement) shall not be Named Executive Cash-Settled Options and shall be treated as Company Options pursuant to the Business Combination Agreement. Any Company Options granted to Executive after the date hereof shall not be Named Executive Cash-Settled Options.

SECTION 3. Binding Effect of Business Combination Agreement. Executive hereby acknowledges that he or she has read the Business Combination Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors (including with regard to the applicability of Section 3.02(g) (Withholding) of the Business Combination Agreement). Each Executive shall be bound by and comply with Sections 7.05(a) (Exclusivity) and 7.11 (Public Announcements) of the Business Combination Agreement (and any relevant definitions contained in any such Sections) as if (a) such Executive was an original signatory to the Business Combination Agreement with respect to such provisions, and (b) each reference to the “Company” contained in Section 7.05(a) of the Business Combination Agreement (other than for purposes of the definition of Company Business Combination Proposal) and in Section 7.11 of the Business Combination Agreement (other than the first sentence of Section 7.11) also referred to each such Executive.

SECTION 4. No Transfer. During the period commencing on the date hereof and ending on the earlier to occur of (a) the Effective Time, and (b) such date and time as the Business Combination Agreement shall be terminated in accordance with Section 9.01 thereof (the “Expiration Time”), Executive shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Executive Shares, (ii) deposit any Executive Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or otherwise transfer any voting or approval rights with respect to the Executive Shares, by and among the Company and the Stockholders (as defined therein), (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Executive Shares, exercise any put rights under the Put & Call Agreement, dated as of December 26, 2019 (clauses (i), (ii), (iii) and (iv) collectively, a “Transfer”) or (v) publicly announce any intention to effect any transaction specified in clause (i), (ii), (iii) or (iv), except, in each case, for any Transfers to Apex pursuant to this Agreement and the Business Combination Agreement.

SECTION 5. Stock Dividends, Splits and Recapitalizations, Etc.

(a) The number of Executive Shares and Executive Options, as applicable, shall be subject to adjustment from time to time in the event that the Company shall (i) pay a dividend in, or make a distribution of, shares of Company Common Stock on any of its outstanding shares of Company Common Stock (or securities convertible into Common Stock), (ii) split or reverse split its outstanding shares of Company Common Stock into a greater or smaller number of shares, (iii) issue by reclassification of its Company Common Stock any shares of capital stock of the Company or (iv) reorganize, recapitalize, consolidate or exchange shares of Company Common Stock into or for any shares of capital stock of the Company.

(b) Upon any of the events set forth in Section 3(a), the total number of shares of Executive Shares and Executive Options immediately prior thereto shall be adjusted so that Executive shall be entitled to receive, the same amount of consideration set forth in Sections 1 and 2 pursuant to the Business Combination Agreement.

SECTION 6. Representations and Warranties of Executive. Executive represents and warrants as of the date hereof and as of the Closing to Apex and the Company as follows:

(a) Executive has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by Executive and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of Executive, enforceable against Executive in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) Executive is the record and beneficial owner (as defined in the Securities Act) of, and has good title to, all of the Executive Shares, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Executive Shares (other than transfer restrictions under the Securities Act)) affecting any such Executive Shares, other than Liens pursuant to (i) this Agreement, (ii) the Third Amended and Restated Certificate of Incorporation of the Company, as amended, (iii) the Business Combination Agreement, (iv) the Investment Agreements (as defined in the Stockholder Support Agreement), (v) any Put & Call Agreement, dated as of December 26, 2019, to which Executive and the Company is a party, (vi) any Promissory Note or Partially Nonrecourse Promissory Note set forth on Section 4.23 of the Company Disclosure Schedule or (vii) any applicable securities Laws. The Executive Shares and Executive Options are the only equity securities in the Company owned of record or beneficially by Executive on the date of this Agreement, and none of Executive’s Executive Shares or Executive Options are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder and under the certain Amended and Restated Voting Agreement, dated as of December 26, 2019. Executive has full voting power with respect to the Executive Shares. Other than the Executive Options, Executive does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Company or equity securities convertible into, or which can be exchanged for, equity securities of the Company, and will not establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Executive Shares or Executive Options.

(c) The execution and delivery of this Agreement by Executive does not, and the performance by Executive of his, her or its obligations hereunder will not, (i) if Executive is not an individual, conflict with or result in a violation of the organizational documents of Executive, (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon Executive, Executive Shares or Executive Options), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by Executive of its, his or her obligations under this Agreement or (iii) conflict with or violate any Law.

(d) There are no Actions pending against Executive, or to the knowledge of Executive threatened against Executive, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Executive of its, his or her obligations under this Agreement.

(e) Executive is a sophisticated stockholder and has adequate information concerning the business and financial condition of Apex and the Company to make an informed decision regarding this Agreement and the Transactions and has independently and without reliance upon Apex or the Company and based on such information as Executive has deemed appropriate, made its own analysis and decision to enter into this Agreement. Executive acknowledges that Apex and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement.

SECTION 7. Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earlier of (a) the Expiration Time and (b) the written agreement of Apex, the Company and Executive. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof. Sections 7 through 17 shall survive the termination of this Agreement.

SECTION 8. Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the Laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

SECTION 9. CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

(a) THE PARTIES SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE CHANCERY COURT IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT, AND BY THIS AGREEMENT WAIVE, AND AGREE NOT TO ASSERT, ANY DEFENSE IN ANY ACTION FOR THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT THAT THEY ARE NOT SUBJECT THERETO OR THAT SUCH ACTION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS OR THAT THEIR PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM, OR THAT THE VENUE OF THE ACTION IS IMPROPER (PROVIDED, THAT IF JURISDICTION IS NOT THEN AVAILABLE IN THE DELAWARE CHANCERY COURT, THEN ANY SUCH ACTION MAY BE BROUGHT IN ANY FEDERAL COURT LOCATED IN THE STATE OF DELAWARE OR ANY OTHER DELAWARE STATE COURT). SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN Section 15.

(b) WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 6.

SECTION 10. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the Parties.

SECTION 11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity without the necessity of proving the inadequacy of money damages as a remedy and without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the chancery court or any other state or federal court within the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity.  Each party hereto hereby further agrees that in the event of any action by any other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

SECTION 12. Amendment; Waiver. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Apex, the Company and Executive.

SECTION 13. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

SECTION 14. Conflict. The Parties agree that in the event of any conflict between this Agreement and the Business Combination Agreement, the provisions of the Business Combination Agreement shall control. Executive agrees that, notwithstanding anything in the Company’s Third Amended and Restated Certificate of Incorporation, dated as of December 26, 2019, as amended or restated, to the contrary, the allocation of consideration in connection with the transactions contemplated by the Business Combination Agreement shall be as set forth in the Business Combination Agreement and this Agreement.

SECTION 15. Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), except if an undelivered message is received by the sender, addressed as follows:

If to Apex:

Apex Technology Acquisition Corp.
533 Airport Blvd, Suite 400
Burlingame, California 94010
Attention: Steve Fletcher
Email: ##########

with a copy to (which will not constitute notice):

Latham & Watkins LLP
140 Scott Drive
Menlo Park, California 94025
Attention: Josh M. Dubofsky; Brian Paulson; Saad Khanani
Email: ##########

If to the Company:

AvePoint, Inc.
901 East Byrd Street, Ste. 901
Richmond, Virginia 23219
Attention: Brian Brown
Email: ##########

with a copy to (which shall not constitute notice):

Cooley LLP
55 Hudson Yards
New York, New York 10001-2157
Attention:	Mike Lincoln
David Silverman
Email:	##########
##########

If to Executive:

To such Executive’s address set forth in such Executive’s signature page hereto.

with a copy to (which will not constitute notice):

Cooley LLP
55 Hudson Yards
New York, New York 10001-2157
Attention:	Mike Lincoln
David Silverman
Email:	##########
##########

SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

SECTION 17. Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

* * * * *

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Executive, Apex, and the Company have each caused this Named Executive Agreement to be duly executed as of the date first written above.

EXECUTIVE:

Name:
Address:

APEX:

APEX TECHNOLOGY ACQUISITION CORP.

By:
Name:
Title:

COMPANY:

AVEPOINT, INC.

By:
Name:
Title: